SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 30, 2004

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 5.	Other Events.

On March 30, 2004, Sunoco Logistics Partners L.P. issued a press release announcing the public offering of common units.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits

99.1	Sunoco Logistics Partners L.P. Press Release dated March 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.
By:	Sunoco Partners LLC, its General Partner

	By:	/s/ SEAN P. McGRATH

Sean P. McGrath
Comptroller
(Principal Accounting Officer)

Date: March 30, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Sunoco Logistics Partners L.P. Press Release dated March 30, 2004